SUPPLEMENT DATED JULY 1, 2003 TO THE
                                            TRAVELERS RETIREMENT ACCOUNT ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Travelers Retirement Account Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.

EFFECTIVE JULY 1, 2003, the Putnam Diversified Income Portfolio changed its name to the Pioneer Strategic Income Portfolio. Therefore, all references to the "Putnam Diversified Income Portfolio" are replaced with "Pioneer Strategic Income Portfolio." Additionally, the subadviser and investment objective have changed; therefore the table in "The Variable Funding Options" is revised as follows:

TRAVELERS SERIES FUND INC.
   Pioneer Strategic Income      Seeks high current income. The        TIA
     Portfolio                   Fund normally invests in the debt     Subadviser: Pioneer
                                 securities of a broad range of        Investment Management, Inc.
                                 issuers and segments of the debt
                                 securities market.




July 1, 2003                                                             L-19994